UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 5, 2012

GLOBAL INVESTOR SERVICES, INC.

(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

287 East 950 South

Orem, Utah 84058

(Address of Principal Executive Offices)      (Zip Code)

Registrant’s Telephone Number, including area code: (801) 889-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

On March 5, 2012, to obtain additional funding for working capital, the Company entered into a Subscription Agreement with an accredited investor (the “Investor”) for the sale of an aggregate of (i) $100,000 in an 8% Note (the “Note”) and (ii) Warrants to purchase an aggregate of 2,500,000 shares of our common stock. The closing occurred on March 5, 2012. As a result of the above closing, the Company has issued a $100,000 Note.

The Note bear interest at 8%, matures three years from the date of issuance, and is convertible into our common stock, at the Investor’s option, at a conversion price of $0.01 per share. Based on this conversion price, the Note in amount of $100,000 excluding interest was convertible into an aggregate of 10,000,000 shares of the Company’s common stock.

The Company may prepay the Note only with the written consent of the holder. The full principal amount of the Note is due upon default under the terms of Note. In addition, we have granted the Investor a security interest in substantially all of our assets and intellectual property.

The Warrants are exercisable for a period of five years from the date of issuance at an exercise price of $0.03 per share.

The sale of the Note was completed on March 5, 2012. As of the date hereof, the Company is obligated on $100,000 in face amount of Note issued to the Investor. The Note is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The Note and Warrants were offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

This description of the above financing does not purport to be complete and are qualified in its entirety by reference to the financing documents, which are attached as exhibits hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of Subscription Agreement

4.2	Form of 8% Secured Convertible Note

4.3	Form of Common Stock Purchase Warrant

4.4	Form of Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL INVESTOR SERVICES, INC.

		By:	/s/ WILLIAM KOSOFF
		Name:	William Kosoff
		Title:	Acting Chief Financial Officer and Director

Date:	April 4, 2012
Orem, Utah